UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):

February 25, 2016
____________________

Commission	Registrant; State of Incorporation	IRS Employer
File Number	Address; and Telephone Number	Identification No.

001-09057	WEC Energy Group, Inc.	39-1391525
(A Wisconsin Corporation)
231 West Michigan Street
P.O. Box 1331
Milwaukee, WI 53201
(414) 221-2345

001-01245	WISCONSIN ELECTRIC POWER COMPANY	39-0476280
(A Wisconsin Corporation)
231 West Michigan Street
P.O. Box 2046
Milwaukee, WI 53201
(414) 221-2345

The name and address of each registrant have not changed since the last report.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On February 25, 2016, the Boards of Directors of WEC Energy Group, Inc. (“WEC Energy”) and Wisconsin Electric Power Company (“Wisconsin Electric”) approved several actions with respect to each company’s executive leadership team, including those detailed below.

Effective April 1, 2016, J. Patrick Keyes, age 50, currently Executive Vice President and Chief Financial Officer of WEC Energy and Wisconsin Electric, has been named President of Michigan Gas Utilities and Minnesota Energy Resources Corporation, as well as President of WEC Energy’s service company, WEC Business Services LLC. Mr. Keyes will also remain an Executive Vice President of WEC Energy. Mr. Keyes has served as Executive Vice President and Chief Financial Officer of WEC Energy and Wisconsin Electric since 2012, and served as Treasurer from April 2011 until January 2013.

Effective April 1, 2016, Scott J. Lauber, age 50, has been named Executive Vice President and Chief Financial Officer of WEC Energy Group and Wisconsin Electric. Mr. Lauber has been Vice President and Treasurer of each of these companies since February 2013, and was Assistant Treasurer from March 2011 to January 2013.

Effective May 1, 2016, Allen L. Leverett, age 49, will succeed Gale E. Klappa as Chief Executive Officer of Wisconsin Electric. WEC Energy previously reported in a Form 8-K, filed on January 28, 2016, that WEC Energy’s Board appointed Mr. Leverett as Chief Executive Officer of WEC Energy effective May 1, 2016. The description of Mr. Leverett’s background from this Form 8-K is incorporated herein by reference.

Effective May 1, 2016, J. Kevin Fletcher, age 57, has been named President of WEC Energy’s Wisconsin segment, which includes Wisconsin Electric, Wisconsin Gas LLC and Wisconsin Public Service Corporation. Mr. Fletcher has been serving as a Director and Executive Vice President – Customer Service and Operations for Wisconsin Electric since June 29, 2015. From October 2011 through June 29, 2015, Mr. Fletcher served as Senior Vice President – Customer Operations for Wisconsin Electric.

Any new compensation arrangements associated with these new roles will be determined prior to the effective date of such roles.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEC Energy Group, Inc.
(Registrant)

/s/ William J. Guc
Date: February 26, 2016	William J. Guc – Vice President and Controller

WISCONSIN ELECTRIC POWER COMPANY
(Registrant)

/s/ William J. Guc
Date: February 26, 2016	William J. Guc – Vice President and Controller